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                                                                EXHIBIT 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Registration Statement on Form S-1 (File
No. 333-   ) of our report dated May 14, 1996 (except for Note I for which the date is May 24, 1996), on our audits of the combined financial statements and financial statement schedule of Chadwick's of Boston, Ltd. We also consent to the reference to our firm under the caption "Experts."

                                                /s/ Coopers & Lybrand L.L.P.
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Boston, Massachusetts
May 24, 1996